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                       MANAGEMENT AGREEMENT

AGREEMENT dated for reference the 1st day of April, 1999.


BETWEEN:	C.H.M. CONSULTING INC., a company incorporated
under the laws of British Columbia

(hereinafter called "CHM")

                             OF THE FIRST PART

AND:	COPPER VALLEY MINERALS LTD., a company
incorporated under the laws of the State of Nevada

(hereinafter called "Copper Valley")

                             OF THE SECOND PART


WHEREAS CHM has business and management expertise and maintains an office with reception services, secretarial services and office administration services, including telephone and computer services;

AND WHEREAS Copper Valley requires management services, reception services, secretarial services, office administration services, including telephone and computer services, and wishes CHM to provide same to Copper Valley;

NOW THEREFORE THE PARTIES HAVE AGREED and do hereby agree as follows:

1. 	CHM hereby agrees to provide the management services of
J. Stephen Barley as President of the Copper Valley to carry out management and direction of the business of the Company, including managing and supervising any mineral exploration activities carried out by Copper Valley.

2.	CHM hereby agrees to provide reception services,
secretarial services and office administration services, including telephone and computer services, to Copper
Valley.

3.	In consideration of CHM providing all the above mentioned
services to Copper Valley, Copper Valley agrees to pay to CHM, $750.00 U.S. per month payable on the 1st day of each month.

4.	In addition to the above expense stated above, Copper
Valley agrees to reimburse CHM for any expenses directly attributable to performing its obligations to Copper Valley pursuant to this Agreement.

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5.	Copper Valley shall pay any directly attributable expenses
on receipt of an invoice from CHM.

6.	This Agreement shall be for a term of one year commencing
April 1, 1999 and ending March 31, 2000.

7.	No amendment or termination of this Agreement shall be
valid unless it is in writing and executed by both parties.

8.	Time shall be of the essence of this Agreement.


IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


C.H.M. CONSULTING INC.
by its authorized signatory

\s\ J. Stephen Barley
---------------------------------
Signature of Authorized Signatory

J. Stephen Barley
---------------------------------
Name of Authorized Signatory


COPPER VALLEY MINERALS LTD.
by its authorized signatory

\s\ J. Stephen Barley
---------------------------------
Signature of Authorized Signatory

J. Stephen Barley
---------------------------------
Name of Authorized Signatory